                                                                    EXHIBIT 10.7

                                PROMISSORY NOTE
                                ---------------


$1,242,644                                                Petaluma, California
                                                                   May 7, 1999


     For value received, the undersigned promises to pay Cerent Corporation, a Delaware corporation (the "Company"), at its principal office the principal sum
                           -------
of $1,242,644 with interest from the date hereof at a rate of 5.22% per annum, compounded annually, on the unpaid balance of such principal sum. Such principal and interest shall be due and payable according to the terms set forth in the Security Agreement attached hereto.

     All principal and interest shall be due and payable upon the earlier to occur of the following: (i) May 7, 2004 or (ii) promptly upon the sale of shares of the Company's capital stock forming the security interest under the Security Agreement; provided, however, that for purposes of this clause (ii) the only amounts due hereunder at such time shall be equal to the net proceeds resulting from such sale and any excess amount owed hereunder shall remain outstanding.

     Principal and interest are payable in lawful money of the United States of America, and any amounts paid shall be first applied to interest and thereafter to principal. AMOUNTS DUE UNDER THIS NOTE MAY BE PREPAID AT ANY TIME WITHOUT INTEREST OR PENALTY.

     Should suit be commenced to collect any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The undersigned hereby waives presentment for payment, protest, notice of protest, and notice of nonpayment of this Note. The undersigned maker may not assign this Note without the Company's prior written consent. The Company may assign this Note at any time and shall give the undersigned prompt notice of any such assignment.

     This Note, which is full recourse, is secured by a pledge of certain shares of Series E Preferred Stock, of any Common Stock from conversion thereof, of the Company and is subject to the terms of a Security Agreement between the undersigned and the Company of even date herewith.

                              /s/  Carl Russo
                              --------------------------------------------------
                              Carl Russo

                              SECURITY AGREEMENT
                              ------------------


     This Security Agreement is made as of May 7, 1999 by and between Cerent Corporation, a Delaware corporation ("Pledgee"), and Carl Russo ("Pledgor").
                                      -------                     -------

                                   RECITALS
                                   --------

     Pledgee has loaned to Pledgor, and Pledgor has borrowed from Pledgee, an aggregate of $1,242,644 which loan is or shall be evidenced by a promissory note (the "Note") and is to be secured by up to an aggregate of 191,176 shares
           ----
of Pledgee's Series E Preferred Stock, or any Common Stock from conversion thereof, (as adjusted for subsequent stock splits, reverse stock splits and recapitalization) held or hereafter acquired by Pledgee (the "Shares").
                                                              ------

                                   AGREEMENT
                                   ---------

     In consideration of the foregoing, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

     1.  Creation and Description of Security Interest; Transferability; Escrow.
         ----------------------------------------------------------------------

         (a) In consideration of the loan to Pledgor, Pledgor, pursuant to the Commercial Code of the State of California, hereby pledges the Shares (sometimes referred to in this Agreement as the "Collateral") represented by the
                                      ----------
certificates delivered herewith, duly endorsed in blank or with executed stock powers, to the Secretary of Pledgee (the "Pledgeholder"), who shall hold said
                                          ------------
certificates subject to the terms and conditions of this Security Agreement.

         (b) The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor.

         (c) Except as required to enable Pledgee to exercise its rights as a secured party or to allow Pledgor to repay all or part of the amounts outstanding under the Note, none of the Shares pledged under this Section 1 may be sold, transferred, pledged, hypothecated or otherwise disposed of by Pledgor.

         (d) To ensure the ability of Pledgee to exercise its rights as a secured party hereunder, Pledgor shall, upon execution of this Agreement, deliver and deposit with the Secretary of Pledgee, or such other person designated by Pledgee, the share certificates representing the Shares, together with a stock power, duly endorsed in blank, in the form attached hereto as Exhibit B-1. The Shares and stock power(s) shall be held by Pledgee in escrow,
-----------
until such time as the Note shall have been paid in full. As a further inducement to

Pledgee to loan to Pledgor the funds represented by the Note, the spouse of Pledgor, if any, shall execute and deliver to Pledgee a Consent of Spouse in the form attached hereto as Exhibit B-2.
                        -----------

     2.   Pledgor's Representations and Covenants. To induce Pledgee to enter
          ---------------------------------------
into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          (a)  Payment of Indebtedness. Pledgor will pay the principal sum of
               -----------------------
the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

          (b)  Encumbrances. All Shares now or hereafter pledged under this
               ------------
Agreement are and shall be free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

     3.   Voting Rights.  During the term of this pledge and so long as all
          -------------
payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4.   Stock Adjustments. In the event that during the term of the pledge any
          -----------------
stock dividend, reclassification, readjustment or other changes declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgeholder under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgee held by Pledgor as a result thereof.

     5.   Warrants and Rights.  In the event that, during the term of this
          -------------------
pledge, subscription warrants or other rights or options shall be issued in connection with the pledged Shares, such rights, warrants and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     6.   Default.  Pledgor shall be deemed to be in default of the Note and of
          -------
this Security Agreement in the event:

          (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

          (b) Pledgor fails to perform any of the covenants contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

     7.   Remedies in the Event of Default. In the case of an event of default,
          --------------------------------
as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and shall thereafter be entitled to pursue any or all of its remedies under applicable law, including, without limitation, (a) offsetting from Pledgor's salary, bonuses, vacation pay or other amounts due to Pledgor from the Pledgee, any amount due and payable by Pledgor under the Note, and/or (b) proceeding against the Collateral in accordance with the California Commercial Code.

     8.   Withdrawal or Substitution of Collateral.  Pledgor shall not sell,
          ----------------------------------------
withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9.   Term. The pledge of Shares shall continue until the payment of all
          ----
indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor.

     10.  Insolvency.  ledgor agrees that if a bankruptcy or insolvency
          ----------
proceeding is instituted by or against Pledgor, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

     11   Pledgeholder Liability. In the absence of willful or gross negligence,
          ----------------------
Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

     12.  Miscellaneous.
          -------------

          (a)  Successors and Assigns.  The terms and conditions of this
               ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (b)  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (c)  Notices. Any notice required or permitted by this Agreement shall
               -------
be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS) or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

          (d)  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (e)  Advice of Legal Counsel.  Each party acknowledges and represents
               -----------------------
that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.


                           [Signature Page Follows]

     The parties hereto have executed this Security Agreement as of the day and year first above written.



                              CARL RUSSO



                              /s/  Carl Russo
                              ----------------------------------
                              (Signature)

                              Address:             1450 N. McDowell Blvd
                                                      Petaluma, CA 94954


                              CERENT CORPORATION


                              By:  /s/  Richard T. Roney
                                 ---------------------------------------

                              Title:  Vice President - Operations
                                    ------------------------------------

                              Address:             1450 N. McDowell Blvd
                                                      Petaluma, CA 94954

                                  EXHIBIT B-1
                                  -----------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------


     FOR VALUE RECEIVED I hereby sell, assign and transfer unto Cerent Corporation, a Delaware Corporation, (the "Company") 191,176 shares of the Company's Series E Preferred Stock, or any Common Stock from conversion thereof, standing in my name on the books of said corporation and represented by Certificate No(s). _______________ herewith and do hereby irrevocably constitute and ____________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.



Dated: May 7, 1999


                              Signature:


                              /s/  Carl Russo
                              -----------------------------------------------
                              Carl Russo



This Assignment Separate from Certificate was executed in conjunction with the terms of a Security Agreement between the above assignor and the Company dated May 7, 1999.